GOING CONCERN UNCERTAINTY	12 Months Ended
Dec. 31, 2023
GOING CONCERN UNCERTAINTY
GOING CONCERN UNCERTAINTY

Note 3 – GOING CONCERN UNCERTAINTY

For the year ended December 31, 2023, the Company incurred net losses of approximately $184,288. For the twelve (12) months ending December 31, 2023.

These factors create substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

The ability of the Company to continue as a going concern is dependent on the Company generating cash from the sale of its common stock and/or obtaining debt financing and attaining future profitable operations. Management’s plans include selling its equity securities and obtaining debt financing to fund its capital requirement and ongoing operations; however, there can be no assurance the Company will be successful in these efforts.